                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                          Independence Bancorp, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                          Independence Bancorp, Inc.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                          INDEPENDENCE BANCORP, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                APRIL 27, 1995

TO OUR SHAREHOLDERS:

      The annual meeting of shareholders of INDEPENDENCE BANCORP, INC. ("Independence" or "Company") will be held on April 27, 1995, at 4:00 P.M. (prevailing time), at Independence Bank, 1100 Lake Street, Ramsey, New Jersey, for the following purposes:

      1.    To elect directors, as described in the accompanying Proxy
Statement.

      2. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

      The Board of Directors has fixed March 17, 1995 as the record date for the determination of shareholders entitled to vote at the meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the meeting.

      YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     By order of the Board of Directors

                                     Kevin J. Killian, Secretary


March 27, 1995

                          INDEPENDENCE BANCORP, INC.

                               1100 LAKE STREET
                           RAMSEY, NEW JERSEY 07446

                             -------------------

                                PROXY STATEMENT

                             -------------------

      The enclosed proxy is solicited by and on behalf of Independence Bancorp, Inc. ("Independence" or "Company") for use at the annual meeting of shareholders to be held on Thursday, April 27, 1995 at 4:00 P.M. (prevailing time) at Independence Bank, 1100 Lake Street, Ramsey, New Jersey and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the form of proxy will first be sent or given to shareholders is March 27, 1995.

      Sending in a signed proxy will not affect the shareholder's right to attend the meeting and vote in person since the proxy is revocable. Any shareholder giving a proxy has the power to revoke it, among other methods, by giving written notice to the Secretary of Independence at any time before the proxy is exercised.

      The expense of the proxy solicitation will be borne by Independence. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers or employees of Independence and its subsidiary without additional compensation. Independence will pay the reasonable expenses incurred by record holders of Independence common stock who are brokers, dealers, banks, voting trustees, associations or other entities that exercise fiduciary powers in nominee name or otherwise, for mailing proxy material and annual shareholder reports to any beneficial owners of Independence common stock they hold of record, upon request of such record holders.

      A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Independence common stock FOR the election of all nominees for directorships hereinafter named.

      The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which Independence does not know, a reasonable time before the proxy solicitation, are to be presented at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; and (iv) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment. Independence is not currently aware of any matters which will be brought before the annual meeting (other than procedural matters) which are not referred to in the enclosed notice of annual meeting.

      Independence had 1,308,328 shares of common stock outstanding at the close of business on March 17, 1995, the record date. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a particular matter constitutes a quorum for the purpose of considering such matter. All shares of Independence common stock present in person or represented by proxy and entitled to vote at the Annual Meeting no matter how they are voted or whether they abstain from voting will be counted in determining the presence of a quorum. Each share of Independence common stock is entitled to one vote on each matter which may be brought before the meeting.

                      BENEFICIAL OWNERSHIP OF SECURITIES

      The following table sets forth as of February 14, 1995 certain information with respect to the beneficial ownership of Independence common stock and Independence 9% Series A Convertible Preferred Stock (i) by each person who is known by the Company to be the beneficial owner of more than five percent of the common stock or preferred stock, (ii) by each director and nominee, (iii) by each of the Company's five most highly compensated executive officers and (iv) by all directors and executive officers as a group.

                                     COMMON STOCK            PREFERRED STOCK
                                ------------------------ -----------------------
           NAME AND                SHARES                   SHARES
          ADDRESS OF            BENEFICIALLY  PERCENT OF BENEFICIALLY PERCENT OF
       BENEFICIAL OWNER           OWNED(A)      CLASS      OWNED(A)     CLASS
     --------------------       ------------  ---------- ------------ ----------
Independence Employee Stock
Ownership Plan
 1100 Lake Street
 Ramsey, NJ 07446..............   375,000(b)     22.3      187,500       24.1
Commerce Bancorp, Inc.
 Commerce Atrium
 1701 Route 70 East
 Cherry Hill, NJ 08034.........   288,827(c)     18.6       30,000        3.9
Robert F. and Linda Frasco
 53 Indianfield Court
 Mahwah, NJ 07430..............   109,330(d)      8.1       22,500        2.9
Julius J. Franchini
 461 Kearny Avenue
 Kearny, NJ 07032..............    91,345(e)      6.9        8,900        1.1
Thomas E. and Barbara L.
 Napolitano
 18 Lancaster Court
 Ramsey, NJ 07446..............    76,256(f)      5.7       12,500        1.6
James R. and Catherine
 Napolitano
 754 Barnstable Lane
 Franklin Lakes, NJ 07417......    78,901(g)      5.9        7,834        1.0
A. Roger Bosma.................    11,760(h)      *          1,650        *
Joseph LoScalzo................    48,235(i)      3.6        7,710        1.0
Esko J. Koskinen...............    52,402(j)      4.0        7,000        *
William F. Dator...............    18,998(k)      1.5           --         --
Robert O. Hagman...............    24,677(l)      1.9        7,000        *
Joseph A. Haynes...............    27,247(m)      2.1        6,250        *
Vernon W. Hill, II.............    24,927(n)      1.9           --         --
All directors and executive
 officers of Independence as a
 group (12 persons)............   492,218(o)     33.1       69,844        9.0

---------------------
*Less than 1%

 (a) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after February 14, 1995. Beneficial ownership may be disclaimed as to certain of the securities.

 (b) Includes 187,500 shares of common stock which can be acquired upon the conversion of the 9% Series A preferred stock and 187,500 shares which can be acquired upon the exercise of the common stock purchase right included with the preferred stock.

 (c) Includes 187,500 shares of common stock which can be acquired upon exercise of warrants. Includes 30,000 shares which could be acquired upon the conversion of the 9% Series A preferred stock and 30,000 shares which could be acquired upon the exercise of the common stock purchase right included with the preferred stock.

 (d) Includes 22,500 shares which could be acquired upon the conversion of the 9% Series A preferred stock and 22,500 shares which could be acquired upon the exercise of the common stock purchase right included with the preferred stock. Includes 3,025 shares which could be acquired upon the exercise of options granted under the 1990 Stock Option Plan for Non-Employee Directors, as amended (the "1990 Plan").

 (e) Includes 8,900 shares which could be acquired upon the conversion of the 9% Series A preferred stock and 8,900 shares which could be acquired upon the exercise of the common stock purchase right included with the preferred stock. Includes 3,025 shares which may be acquired upon the exercise of the options granted under the 1990 Plan.

 (f) Includes 12,500 shares which could be acquired upon the conversion of the 9% Series A preferred stock and 12,500 shares which could be acquired upon the exercise of the common stock purchase right included with the preferred stock.

 (g) Includes 42,803 shares held jointly by Mr. Napolitano and his wife. Includes 6,291 shares held by Mr. Napolitano's wife and children. Includes 2,386 shares which could be acquired upon the conversion of the 9% Series A preferred stock and 2,386 shares which could be acquired upon the exercise of the common stock purchase right included with the preferred stock. Includes 5,448 shares held by Mr. Napolitano's wife which can be acquired upon the conversion of the 9% Series A preferred stock and 5,448 shares which could be acquired upon the exercise of the common stock purchase right included with the preferred stock. Does not include 79,200 shares held by relatives of Mr. Napolitano as to which he disclaims beneficial ownership. Includes 525 shares which may be acquired upon the exercise of options granted under the 1990 Plan. Includes 2,375 shares which may be acquired upon the exercise of options granted under the 1986 Stock Option Plan.

 (h) Includes 1,000 shares which could be acquired upon the conversion of the 9% Series A preferred stock and 1,000 shares which could be acquired upon the exercise of the common stock purchase right included with the preferred stock. Includes 650 shares held by Mr. Bosma's wife and children which can be acquired upon the conversion of the 9% Series A preferred stock and 650 shares which could be acquired upon the exercise of the common stock purchase right included with the preferred stock. Includes 8,250 shares which may be acquired upon the exercise of options granted under the 1986 Stock Option Plan.

 (i) Excludes 2,706 shares held by or on behalf of Mr. LoScalzo's children as to which he disclaims beneficial ownership. Includes 3,025 shares which may be acquired upon the exercise of options granted under the 1990 Plan. Includes 7,085 shares which could be acquired upon the conversion of the 9% Series A preferred stock and 7,085 shares which could be acquired upon the exercise of the common stock purchase right included with the preferred stock. Includes 625 shares held by Mr. LoScalzo's wife which can be acquired upon the conversion of the 9% Series A preferred stock and 625 shares which could be acquired upon the exercise of the common stock purchase right included with the preferred stock.

 (j) Includes 34,308 shares held by Greenway Construction Profit Sharing Plan in which Mr. Koskinen has a substantial beneficial interest. Includes 7,000 shares held by Greenway Construction Profit Sharing Plan which could be acquired upon the conversion of the 9% Series A preferred stock and 7,000 shares which could be acquired upon the exercise of the common stock purchase right included with the preferred stock. Does not include 6,037 shares held by relatives of Mr. Koskinen as to which he disclaims beneficial ownership. Includes 3,025 shares which may be acquired upon the exercise of options granted under the 1990 Plan.

 (k) Includes 390 shares which are held by Mr. Dator's wife as custodian for Mr. Dator's children. Excludes 315 shares held by Mr. Dator's children. Mr. Dator disclaims beneficial ownership with respect to these shares. Includes 3,025 shares which may be acquired upon the exercise of options granted under the 1990 Plan.

 (l) Includes 7,000 shares which could be acquired upon the conversion of the 9% Series A preferred stock and 7,000 shares which could be acquired upon the exercise of the common stock purchase right included with the preferred stock. Includes 3,025 shares which may be acquired upon the exercise of options granted under the 1990 Plan.

 (m) Excludes 53 shares held by the son of Mr. Haynes. Mr. Haynes disclaims beneficial ownership with respect to these shares. Includes 6,250 shares which could be acquired upon the conversion of the 9% Series A preferred stock and 6,250 shares which could be acquired upon the exercise of the common stock purchase right included with the preferred stock. Includes 3,025 shares which may be acquired upon the exercise of options granted under the 1990 Plan.

 (n) Includes 7,996 shares which are held by Mr. Hill's wife. Excludes 41,327 shares held by Commerce Bank and Commerce Bancorp, 30,000 shares which could be acquired by Commerce Bancorp upon the conversion of the 9% Series A preferred stock, 30,000 shares which could be acquired by Commerce Bancorp upon the exercise of the common stock purchase right included with the preferred stock and 187,500 shares of Common Stock which could be acquired by Commerce Bancorp upon exercise of warrants. Mr. Hill disclaims beneficial ownership with respect to these shares. Includes 3,025 shares which may be acquired upon the exercise of options granted under the 1990 Plan.

 (o) Includes 69,844 shares which could be acquired upon the conversion of the 9% Series A preferred stock and 69,844 shares which could be acquired upon the exercise of the common stock purchase right included with the preferred stock. Includes 18,875 shares which may be acquired upon the exercise of options granted under the 1986 Stock Option Plan. Includes 24,725 shares which may be acquired upon the exercise of options granted under the 1990 Plan.

                      ELECTION OF DIRECTORS (PROPOSAL 1)

     The By-laws of Independence provide that the Board of Directors shall consist of not less than five nor more than twenty-five directors and that within these limits the number of directors shall be as established by resolution of a majority of the Board of Directors. The Board of Directors by resolution has set the number of directors at nine effective after the 1995 annual meeting of shareholders.

     The election of directors will be determined by a plurality vote and the nine nominees receiving the most "for" votes will be elected. Votes cast will be tabulated at the meeting by one or more inspectors appointed by the Board of Directors.

     The following table sets forth information concerning Independence's nominees for election to the Board of Directors, as designated by the nominating committee pursuant to the Bylaws of Independence. If any of the nominees become unable or for good cause will not serve, the persons named in the enclosed proxy will vote in accordance with their best judgment. Independence expects all nominees to be willing and able to serve. With the exception of Mr. Bosma, each of the nominees has been a director of Independence since its formation in 1984. Mr. Bosma first became a director of Independence in March, 1991. Directors of Independence serve for a term of one year and until their successors are duly elected and qualified.

                                                      DIRECTOR OF   AGE AS OF
                                                      INDEPENDENCE FEBRUARY 14,
            NAME AND PRINCIPAL OCCUPATION              BANK SINCE      1995
           -------------------------------            ------------ ------------
A. Roger Bosma
 President and Chief Executive Officer
 of Independence and Independence Bank...............     1991          52
James R. Napolitano
 Chairman of the Board of Independence
 and Independence Bank; Attorney,
 Napolitano & Napolitano, Ramsey, NJ.................     1975          52
Joseph LoScalzo
 Vice President, Armjo, Inc. trading as
 Allendale Lumber and Millwork, Allendale,
 NJ; President, LoScalzo Builders, Ltd.,
 Allendale, NJ.......................................     1981          60

                                                     DIRECTOR OF   AGE AS OF
                                                     INDEPENDENCE FEBRUARY 14,
           NAME AND PRINCIPAL OCCUPATION              BANK SINCE      1995
          -------------------------------            ------------ ------------
Esko J. Koskinen
 President, Greenway Construction Co., Inc. and
 Greenway Development Co., Inc.,
 Montvale, NJ
 Partner, Greenway Investment Co.,
 Montvale, NJ.......................................     1976          70
William F. Dator
 Partner, The Dator Agency, Inc.
 (Real Estate),
 Mahwah, NJ.........................................     1975          51
Julius J. Franchini
 President of Lynn Chevrolet, Inc.,
 Kearny, NJ
 President of Franchini Chevrolet, Inc.
 Garfield, NJ.......................................     1976          59
Robert F. Frasco
 President, Winton Gait Mahwah, Inc.
 (Real Estate), Mahwah, NJ
 President, Frasco Enterprises (Real Estate),
 Mahwah, NJ.........................................     1976          62
Robert O. Hagman
 Partner, CSA Equipment Co.,
 Floral Park, NJ....................................     1976          69
Joseph A. Haynes
 Registered Representative, Smith Barney,
 Paramus, NJ........................................     1975          52

      Except for Mr. Bosma, each of the directors and nominees has had the same principal occupation or employment for at least the past five years. Prior to Mr. Bosma's appointment as President and Chief Executive Officer of Independence Bank in March, 1991, Mr. Bosma served as a Senior Vice President of Credit at First Fidelity Bancorp responsible for establishing credit policy and credit training since 1985.

COMMITTEES OF THE BOARD, ATTENDANCE AND RELATED MATTERS

      During 1994, Independence's Board of Directors held six meetings and Independence Bank's Board of Directors held 24 meetings. Except for a Compensation Committee and Nominating Committee, the Board of Independence has established no standing committees. The Board of Independence Bank has a number of standing committees, including a standing Audit Committee, but does not have a standing Executive Compensation or Nominating Committee.

      The Compensation Committee of the Board of Directors of Independence administers the 1986 Stock Option Plan of Independence. The members of the Compensation Committee are Messrs. William F. Dator and Joseph A. Haynes. This committee held one meeting during 1994.

      The Nominating Committee is required to submit to the Board of Directors written nominations for each directorship to be filled at each annual meeting of shareholders at least 30 days in advance of the date of the meeting. No nominations made by the Nominating Committee are effective unless ratified by the Board of Directors. Nominations may be made by the shareholders by notice in writing to the Secretary of Independence delivered to or mailed and received at the principal executive offices of Independence not less than sixty days nor more than ninety days prior to the date of the annual meeting. The shareholder's notice is required to set forth
(a) as to each person whom the shareholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Independence stock which are beneficially owned by such person on the date of such shareholder notice, and
(iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving notice (i) the name and address, as they appear on Independence's books, of such shareholder and any other shareholder known by such shareholder to be supporting such nominees, and (ii) the class and number of shares of Independence stock which are beneficially owned by such shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice. The Nominating Committee consists of three directors. The current members of the Nominating Committee are Messrs. Napolitano, LoScalzo and Haynes.

      The Audit Committee of Independence Bank's Board of Directors is composed of directors who are not employees of Independence Bank and is responsible for selecting, and the relations with, Independence's independent public accountants, and reviewing internal as well as external auditing procedures. The members of the Audit Committee are Julius J. Franchini, Robert
O. Hagman, Joseph A. Haynes and Robert F. Frasco. This committee held eight meetings during 1994.

      In 1994, all of Independence's Directors attended more than 75% of the aggregate of the total number of meetings held by the Boards of Directors and all committees of Independence and its subsidiary bank of which they were members, except Mr. Hill, Mr. Frasco and Mr. Koskinen, who attended 46%, 58% and 67%, respectively, of the aggregate of the total number of meetings held.

DIRECTOR COMPENSATION

      Each member of Independence's Board of Directors who is not also an executive officer of Independence and/or Independence Bank received $300 for each board meeting and $250 for each committee meeting attended of Independence and Independence Bank in 1994, unless such director was Chairman of a Committee, in which case he received $300 for each committee meeting attended, with the exception of Mr. Haynes who, in addition to his compensation for regular board meetings, receives $2,000 per month for attending Loan Committee meetings and for being Chairman of the Audit Committee. Mr. Hill, in addition to his compensation for attending meetings, receives a consulting fee from Independence of $1,000 per month. Mr. Hagman, in addition to his compensation for attending meetings, receives $250 for each Community Reinvestment Meeting attended as the Company's Community Reinvestment Coordinator.

      Each member of Independence's Board of Directors is eligible to participate under the 1990 Plan. Under the 1990 Plan, members of the Board of Directors of Independence who are not also employees of Independence or its subsidiary corporations are entitled to annually receive options to purchase 1,000 shares of Independence common stock. The maximum number of shares of

Independence common stock as to which options may be granted to any non-employee director under the 1990 Plan is 8,000 shares.

RELATED PARTY TRANSACTIONS

      Mr. Napolitano, a director and nominee for director of Independence, is a partner of a law firm which Independence and its subsidiary have retained during Independence's last fiscal year and which Independence and its subsidiary intend to retain during Independence's current fiscal year. The legal fees paid in 1994 (exclusive of fees paid by customers of Independence and its subsidiary) to Napolitano & Napolitano (of which firm James R. Napolitano is a partner) for legal services rendered to Independence and its subsidiary during 1994 were $135,000, net of out-of-pocket expenditures. In the opinion of management the legal fees were substantially equivalent to those that would have been paid to unaffiliated attorneys for similar services.

      Independence leases its Montvale branch office from a director and nominee for director and its headquarter facility from a partnership in which a director and nominee for director has a substantial interest. The terms of these leases are considered comparable to those which would exist with unaffiliated parties. For each of the years in the three year period ended December 31, 1994, aggregate rental payments under these leases totalled $450,430, $453,343 and $475,359, respectively.

      The Montvale branch office is leased from Esko J. Koskinen for an aggregate annual rental of $75,300 for 3,458 square feet under a lease having an expiration date of September, 1997 (excluding options to renew held by Independence Bank). Independence considers that the lease terms are comparable to those which would exist with unaffiliated parties.

      The executive headquarters facility (which also houses the Ramsey branch office) is leased from Office Court Associates, a partnership which is 50% owned by James R. Napolitano under terms of a lease executed in 1984. This lease has an annual net rental of $132,864 for 6,920 square feet and an expiration date of August, 1995 (excluding options to renew held by Independence). In 1985, Independence leased an additional 2,763 square feet of space in the same premises at an annual rental of $66,809 plus tenant's electrical charges. This lease has an expiration date of August, 1997 (excluding remaining options to renew held by Independence). In 1987, Independence leased an additional 2,735 square feet of space in the same premises at an annual rental of $53,328 plus tenant's electrical charges. This lease has an expiration date of July, 1995 (excluding remaining options to renew held by Independence). In 1990, Independence leased an additional 1,625 square feet of space in the same premises at an annual rental of $29,831 plus tenant's electrical charges. This lease has an expiration date of August, 1997 (excluding remaining options to renew held by Independence). In 1991, Independence leased an additional 3,667 square feet of space in the same premises at an annual rental of $83,156 plus tenant's electrical charges. This lease has an expiration date of November, 2000 (excluding options to renew held by Independence). In 1992, Independence leased an additional 1,999 square feet of space in the same premises at an annual rental of $38,981 plus tenant's electrical charges. This lease has an expiration date of February, 1997 (excluding remaining options to renew held by Independence).

      Through its bank subsidiary, Independence Bank, Independence has had, and expects to continue to have, loan and other banking transactions (including, but not limited to, checking accounts and savings and time deposits) with many of its directors, nominees for directors, officers and their respective associates. All such loan and other banking transactions (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than normal risk of collectability or present other unfavorable features.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      The following information is given with respect to the executive officers of Independence and Independence Bank who are not directors.

      Kevin J. Killian. Mr. Killian, age 39, is the Senior Vice President and Chief Financial Officer of Independence and Independence Bank. Mr. Killian joined the Company and Bank in March, 1992. Prior to that time for more than five years he was employed in various positions by First Fidelity Bank, N.A., including Assistant Vice President--Budget Manager, Vice President--Division Controller and Vice President--Corporate Budget Manager.

      Daniel J. Kosky. Mr. Kosky, age 48, is a Senior Vice President of Independence Bank. Mr. Kosky joined Independence Bank on November 16, 1992. Prior to that time for more than five years, he was Senior Vice President-- Assistant Division Head, Corporate Banking Division of Citizens First National Bank of New Jersey.


                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth certain information regarding the compensation earned by the Company's chief executive officer for services rendered in all capacities for each of the three years ended December 31, 1994. No other executive officers of the Company earned in excess of $100,000 during such period.

                                                                  LONG TERM       ALL OTHER
                                   ANNUAL COMPENSATION           COMPENSATION COMPENSATION/(2)/
                         --------------------------------------- ------------ -----------------
        NAME AND                                 OTHER ANNUAL       OPTION
   PRINCIPAL POSITION    YEAR  SALARY   BONUS  COMPENSATION/(1)/    AWARDS
   ------------------    ----  ------   -----  -----------------    ------
A. Roger Bosma           1994 $150,000 $10,000      $5,752          3,000          $10,980
 President and Chief     1993  150,095  15,000       2,570          5,000           13,068
 Executive Officer...... 1992  145,284  21,000       2,570          5,000            4,350

---------------------
 (1)    Includes the value of life insurance premiums paid on behalf of Mr.
        Bosma.

 (2) For the year ended December 31, 1994 and 1993, all other compensation includes $4,500 and $4,494, respectively, contributed to the Company's 401(k) savings plan and $6,480 and $8,574, respectively, contributed to the Company's Employee Stock Ownership Plan.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth certain information concerning stock options granted under the 1986 Employee Stock Option Plan during fiscal 1994 to the Company's chief executive officer named in the Summary Compensation Table.

                                                INDIVIDUAL GRANTS
                                   --------------------------------------------
                                           PERCENT OF TOTAL
                                           OPTIONS GRANTED
                                   OPTIONS   TO EMPLOYEES   EXERCISE EXPIRATION
     NAME                          GRANTED  IN FISCAL YEAR   PRICE      DATE
     ----                          ------- ---------------- -------- ----------
A. Roger Bosma....................  3,000       16.13%       $8.75   12/8/2004

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

      The following table contains, for the Company's chief executive officer named in the Summary Compensation Table, (a) the number of shares of the Company's common stock acquired upon the exercise of options during 1994, (b) the value realized as a result of those exercises (based upon the market price on the date of exercise less the option exercise price), (c) the number of unexercised options held on December 31, 1994, and (d) the value of in-the-money options held on December 31, 1994 (based upon the last sale price that day of $8.75 per share of common stock).

                                                                    VALUE OF UNEXERCISED
                                                                        IN-THE-MONEY
                                              NUMBER OF UNEXERCISED  OPTIONS AT FISCAL
                           SHARES               OPTIONS AT FISCAL         YEAR-END
                          ACQUIRED    VALUE   YEAR-END EXERCISABLE/     EXERCISABLE/
     NAME                ON EXERCISE REALIZED     UNEXERCISABLE        UNEXERCISABLE
     ----                ----------- -------- --------------------- --------------------
A. Roger Bosma..........       0         0        8,250/13,750         16,875/23,125

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1994, all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

                            APPOINTMENT OF AUDITORS

      The Board of Directors has appointed Arthur Andersen LLP, certified public accountants, to serve as Independence's independent auditors for the year ending December 31, 1995. The selection of Independence's independent public accountants is not being submitted to shareholders because there is no legal requirement to do so. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. It is not anticipated that they will make a formal statement or other presentation, although they are free to do so should they desire.

                               OTHER INFORMATION

      Shareholder proposals regarding the 1996 Annual Meeting must be submitted to Independence by December 4, 1995, to receive consideration.

                                     By order of the Board of Directors

                                     Kevin J. Killian, Secretary

                          INDEPENDENCE BANCORP, INC.

           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 27, 1995

                 Solicited on Behalf of the Board of Directors

P
R
O      The undersigned hereby constitutes and appoints Karen Hall and Thomas
X Napolitano, and each of them, as attorneys and proxies of the undersigned, Y to appear at the annual meeting of shareholders of Independence Bancorp, Inc.
   ("Independence") to be held on April 27, 1995 and at any postponement or adjournment thereof, and to vote all shares of Common Stock of Independence which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as indicated on the reverse side.

       THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED ON THE REVERSE SIDE.

       THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. A MAJORITY OF SAID ATTORNEYS AND PROXIES PRESENT AT SAID MEETING (OR IF ONLY ONE SHALL BE PRESENT, THEN THAT ONE) MAY EXERCISE ALL OF THE POWERS HEREUNDER. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT DATED MARCH 27, 1995 AND INDEPENDENCE'S ANNUAL REPORT TO SHAREHOLDERS FOR 1994

                                                                     -----------
                 CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE        SEE REVERSE
                                                                         SIDE
                                                                     -----------

[X] Please mark                                          +
    votes as in                                          +
    this example.                                        + + +


1.  Election of Directors

Nominees: A. Roger Bosma, Esko J. Koskinen, Robert O. Hagman, James R. Napolitano, William F. Dator, Joseph A. Haynes, Joseph M. LaScalzo, Julius J. Franchini, Robert F. Frasco.

          [ ] FOR    [ ] WITHHELD
              ALL        FROM ALL
            NOMINEES     NOMINEES


[ ]____________________________________
 For all nominees except as noted above


2. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.


                  MARK HERE
                 FOR ADDRESS  [ ]
                 CHANGE AND
                NOTE AT LEFT

It would be helpful if you signed your name or names exactly as it appears hereon, indicating any official position or representative capacity.


Signature: _____________________________________ Date:_________________

Signature: _____________________________________ Date:_________________